UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 16, 2003

FAIRCHILD INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28305
(Commission File Number)

91-1880015
(IRS Employer Identification No.)

Suite 1220 Park Place, 666 Burrard Street, Vancouver, BC Canada V6C 2X8
(Address of principal executive offices and Zip Code)

604.688.7450
(Registrant's telephone number, including area code)

Suite 600, 595 Hornby Street, Vancouver, British Columbia, Canada V6C 1A4
(Former name or former address, if changed since last report.)

Item 4. Change in Registrant's Certifying Accountant

Effective April 9, 2003, Steele & Co., Chartered Accountants, resigned as the principal accountant to audit the financial statements of Fairchild International Corporation. During Fairchild's two most recent fiscal years, and any subsequent interim periods preceding the resignation, there were no disagreements with Steele & Co., Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of Steele & Co., would have caused it to make reference to the subject matters of the disagreements in connection with its report. The report on the financial statements prepared by Steele & Co., for either of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Effective May 16, 2003, Morgan & Company, Chartered Accountants, were engaged as the principal accountant to audit the financial statements of Fairchild. During Fairchild's two most recent fiscal years and any subsequent interim period prior to engaging Morgan & Company, that firm was not consulted on any matter relating to account principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Fairchild's financial statements.

Fairchild provided Steele & Co., with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish Fairchild with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Steele & Co., dated May 16, 2003, is attached to this Form 8-K as an exhibit. Fairchild also requested Morgan & Company review the disclosure contained in this Current Report and provide Morgan & Company the opportunity to furnish Fairchild with a letter addressed to the Securities & Exchange Commission contained any new information, clarification of Fairchild's expression of its views or the respects in which it does not agree with the statements made by Fairchild in this Current Report. No letter was received from Morgan & Company as a result of the request.

Fairchild has engaged the firm of Morgan & Company as of May 16, 2003. Steele & Co. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Fairchild's financial statements.

Item 5. Other

As at May 1, 2003, Fairchild's new head office address is situate at Suite 1220 - 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2X8, telephone 604.688.7450 and facsimile 604.688.5390.

Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

(16) Letter re: change in certifying accountant

Letter from Steele & Co., Chartered Accountants, to the Securities and Exchange Commission, dated May 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRCHILD INTERNATIONAL CORPORATION

/s/ George Tsafalas
______________________________
By: George Tsafalas, President

Date: May 16, 2003